UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2007
Date of Report (Date of earliest event reported):

CHINA PRECISION STEEL, INC.
(Exact name of registrant as specified in charter)

Colorado	000-23039	14-1623047

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Teda Building, 87 Wing Lok Street Sheung Wan Hong Kong, The People’s Republic of China
(Address of principal executive offices)

+1-852-2543-8223
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities

On October 15, 2007, China Precision Steel, Inc. (the “Company”) issued 2,000,000 shares of its common stock, par value $.001 per share (the “Common Stock”), to Investors (as defined below) pursuant to Section 5.1(a) of the Stock Purchase Agreement, dated as of February 16, 2007 (the “Agreement”), by and among the Company and the Investors named therein (the “Investors”), incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated February 16, 2007. The shares were issued to the Investors in reliance upon available exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Act”), including Section 4(2) thereof and Regulation D and Regulation S promulgated thereunder, and in reliance on similar exemptions under the applicable state securities laws. The securities are “restricted securities” under the Act and may not be transferred or sold except pursuant to an effective registration statement or in reliance upon an available exemption from the registration requirements under the Act.

Under Section 5.1 of the Agreement, the Company agreed to reserve for issuance to the Investors an aggregate of 2,000,000 shares of Common Stock, to be issued in the event that the Company’s net income for the fiscal year ending June 30, 2007 was less than US$10.4 million, as set forth in the Company’s audited financial statements as filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007. As the Company’s net income was less than $10.4 million, as evidenced in the Company’s audited financial statements for the fiscal year ended June 30, 2007, as filed on October 12, 2007 with the U.S. Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for such fiscal year, the Company thereupon became obligated to issue the 2,000,000 shares of Common Stock to such investors. The Company received no additional consideration for the issuance of such securities.

Following the issuance of these shares, the Company has 38,796,288 shares of its Common Stock outstanding.

Item 8.01.	Other Events

On October 16, 2007, the Company issued a press release announcing its financial results for the fiscal year ended June 30, 2007 and announcing that on October 17, 2007, at 9:00 am, ET, the Company will host a conference call to discuss such results. A copy of such release (which includes information relating to the dial-in instructions for such call and access to the subsequent replay thereof) is filed herewith as Exhibit 99.1 and incorporated herein by reference thereto.

Item 9.01.	Financial Statement and Exhibits

(d)	Exhibits
10.1
Form of Stock Purchase Agreement, by and among the Company and the Investors, dated February 16, 2007 (incorporated herein by reference to the Company’s Form 8-K, dated February 16, 2007, Exhibit 10.1)

	99.1	Press release, dated October 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2007	CHINA PRECISION STEEL, INC.

	By:	/s/ Leada Tak Tai Li
Leada Tak Tai Li, Chief Financial Officer

EXHIBIT INDEX

Exhibits
10.1
Form of Stock Purchase Agreement, by and among the Company and the Investors, dated February 16, 2007 (incorporated herein by reference to the Company’s Form 8-K, dated February 16, 2007, Exhibit 10.1)

99.1	Press release, dated October 16, 2007